EXHIBIT 10D(ii)


                             SECOND AMENDMENT
                   TO CONSTRUCTION AND TERM LOAN AGREEMENT


        Second Amendment dated as of July 10, 1996 to Construction and Term Loan Agreement (the "Second Amendment"), by and among KADAMPANATTU CORP., a Delaware corporation (the "Borrower"), TRAILER BRIDGE, INC., a Delaware corporation (the "Guarantor"), THE FIRST NATIONAL BANK OF BOSTON and the other lending institutions listed on Schedule 1 to the Credit Agreement (as hereinafter defined) (the "Banks") and THE FIRST NATIONAL BANK OF BOSTON, as agent for the Banks (in such capacity, the "Agent"), amending certain provisions of the Construction and Term Loan Agreement dated as of October 13, 1995 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Guarantor, the Banks and the Agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

        WHEREAS, the Borrower, the Guarantor, the Banks and the Agent have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Second Amendment;

        NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        Section 1.     Amendment to Section 1 of the Credit Agreement.
   Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Project Costs" in its entirety and restating it as follows:

             Project Costs. The total cost to complete the Project, including the Contract Price, the costs and expenses under and associated with the Contract, architects' fees and miscellaneous fees and expenses as set forth in the Project Budget; provided, however, that in no event shall the aggregate amount of such Project Costs for
        (a) the Vessel known as the Jax-San Juan Bridge exceed $10,725,000 and (b) the Vessel known as the San Juan-Jax Bridge exceed $11,500,000.

        Section 2. Amendment to the Credit Agreement. Schedules 1 and 1.1(b) of the Credit Agreement are hereby amended by deleting each of

   Schedule 1 and Schedule 1.1(b) in its entirety and substituting in place thereof the Schedule 1 and Schedule 1.1(b) attached hereto.

        Section 3. Conditions to Effectiveness. This Second Amendment shall not become effective until the Agent receives the following:

        (a) a counterpart of this Second Amendment executed by the Borrower, the Guarantor, the Banks and the Agent;

        (b) the duly executed replacement promissory notes payable to each of the Banks reflecting the increase in the Commitment of each Bank;

        (c) an originally executed First Amendment to the Preferred Fleet Mortgage, such First Amendment to be in form and substance satisfactory to the Banks and the Agent, duly executed by the Borrower; and

        (d) corporate resolutions of each of the Borrower and the Guarantor authorizing the transactions contemplated by this Second Amendment.

        Section 4. Representations and Warranties. Each of the Borrower and the Guarantor hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Section 7 of the Credit Agreement, provided, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, each of the Borrower and the Guarantor hereby represents and warrants that the execution and delivery by the Borrower and the Guarantor of this Second Amendment and the performance by the Borrower and the Guarantor of all of their agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each of the Borrower and the Guarantor and have been duly authorized by all necessary corporate action on the part of each of the Borrower and the Guarantor.

        Section 5. Ratification, Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Second Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

        Section 6. No Waiver. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower, the Guarantor or any rights of the Agent or the Banks consequent thereon.

        Section 7. Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

        Section 8. Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE
   COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

        IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a document under seal as of the date first above written.

                                 KADAMPANATTU CORP.


                                 By:  /s/ John D. McCown
                                 Title:  President


                                 TRAILER BRIDGE, INC.


                                 By:  /s/ John D. McCown
                                 Title:  Chairman


                                 THE FIRST NATIONAL BANK OF BOSTON,
                                     individually and as Agent


                                 By:  /s/ Daniel O'Connor
                                 Title:  Managing Director



                                 BANK ONE, LOUISIANA N.A.


                                 By:  /s/ Emile Dumesnil
                                 Title:  Vice President

                            RATIFICATION OF GUARANTY

        The undersigned Guarantor hereby acknowledges and consents to the foregoing Second Amendment as of July __, 1996, and agrees that the Guaranty dated as of October 13, 1995 (as amended and in effect from time to time) from the Guarantor in favor of the Agent for the benefit of the Agent and the Banks remains in full force and effect, and the Guarantor confirms and ratifies all of its obligations thereunder.


                                 TRAILER BRIDGE, INC.


                                 By:  /s/ John D. McCown
                                 Title:  Chairman

                                  Schedule 1


                                                                  Commitment
             Bank                         Commitment              Percentage

        The First National Bank
           of Boston                      $15,900,000                 60%

        Bank One Louisiana, N.A.          $10,600,000                 40%

                                 Schedule 1.1(b)

   Maximum Cumulative Advance Amounts

                                                                   Maximum
                                                                  Cumulative
         Milestone                                  Milestone      Advance
         No.          Milestone Event                Amount        Amount

           1       Contract Signing                 $1,030,000    $ 7,093,960

           2       Receipt of 1,000 short tons of   $  515,000    $ 8,123,960
                   steel

           3       Receipt of additional 1,000      $  515,000    $ 9,153,960
                   short tons of steel

           4       Receipt of remaining tons of     $  772,500    $10,698,960
                   steel

           5       Complete fabrication of 500 ST   $  772,500    $12,243,960
                   of panels

           6       Complete fabrication of 1,000    $  772,500    $13,788,960
                   ST of panels

           7       Complete fabrication of 1,500    $  772,500    $15,333,960
                   ST of panels

           8       Complete fabrication of 2,000    $  772,500    $16,878,960
                   ST of panels

           9       Start erecting hull on shipway   $  772,500    $18,423,960

           10      Launch of hull module            $1,030,000    $20,483,960

           11      Begin cutting existing hull      $  515,000    $21,513,960

           12      Complete cutting existing hull   $  515,000    $22,543,960

           13      Begin inserting midbody          $  515,000    $23,573,960

           14      Complete inserting midbody       $  515,000    $24,603,960

           15      Redeliver completed vessel       $  515,000    $25,633,960

           16      Payment for final finishing      $  422,000    $26,055,960
                   repairs on first Vessel

           17      Payment for certain finishing    $  515,000    $26,570,960
                   repairs on second Vessel

           18      Payment for final finishing      $  515,000    $27,085,960
                   repairs on second Vessel

           19      Miscellaneous Change Orders      $  580,000    $27,665,960

                                                    $10,722,000
                                                    for first
                                                    Vessel and
                                                    $11,330,00
                                                    for second
                                                    Vessel